Exhibit 32.2

Tropicana Las Vegas Hotel and Casino, Inc.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the Quarterly Report on Form 10-Q of Tropicana Las Vegas Hotel and Casino, Inc., (the “Company”) for the three months ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Goudie, Vice President and Chief Financial Officer, of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to my knowledge:

(1)                                   The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)                                   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2013	/s/ Jason Goudie
Jason Goudie
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)